CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002;
                          QUARTERLY REPORT ON FORM 10-Q
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2003


Each of the undersigned hereby certifies in his capacity as an officer of SafeGuard Health Enterprises, Inc. (the "Company"), that the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, this certification has been signed by the undersigned in the City of Aliso Viejo, State of California, on the 10th day of November 2003.


               SAFEGUARD  HEALTH  ENTERPRISES,  INC.


               By:   /s/  James  E.  Buncher
                     -----------------------
                    James  E.  Buncher
                    President  and  Chief  Executive  Officer
                    (Principal  Executive  Officer)

               By:  /s/  Dennis  L.  Gates
                    ----------------------
                    Dennis  L.  Gates
                    Senior Vice President and Chief Financial Officer (Principal Accounting Officer)


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